                      CONTRIBUTION AND EXCHANGE AGREEMENT
                      -----------------------------------


          This Contribution and Exchange Agreement is entered into as of the 31st day of May, 1996 by and among (1) Sharpoint Development Corporation, a Pennsylvania corporation ("SDC") which is the general partner of Tri-Point Medical L.P., a Delaware limited partnership ("LP"), (2) Robert V. Toni, J. Blount Swain, Jeffrey G. Clark, Joe B. Barefoot, Jeffery C. Basham, Jeffrey C. Leung and Anthony V. Seaber, each of whom is an employee limited partner of LP (individually, an "Employee Limited Partner," and collectively, the "Employee Limited Partners"), (3) Caratec, L.L.C., a North Carolina limited liability company ("LLC") which is a limited partner of LP, holding the limited partnership interest in LP previously owned by CRX Medical, Inc., a North Carolina corporation ("CRX"), (4) Cacoosing Partners, L.P., a Pennsylvania limited partnership, OMI Partners, L.P., a Pennsylvania limited partnership, Triangle Partners, L.P., a Pennsylvania limited partnership, F. W. Schmidt and Rolf D. Schmidt, each of which or whom is an assignee from either SDC or a prior assignee of SDC of part of SDC's economic interest in LP (individually, an "Economic Interest Assignee," and collectively, the "Economic Interest Assignees") (SDC, the Employee Limited Partners, LLC and the Economic Interest Assignees are hereinafter sometimes referred to individually as a "Partner/Assignee" and collectively as the "Partners/Assignees"), and (5) Tri-Point Medical Corporation, a Delaware corporation ("TMC") and successor to the business of LP, with reference to the following recitals:

          A. SDC, the Employee Limited Partners and CRX are parties to an Amended and Restated Limited Partnership Agreement of Tri-Point Medical L.P. dated as of March 25, 1996 (the "LP Agreement").

          B. This Agreement is being entered into in connection with the anticipated initial firm commitment underwritten public offering of common stock, par value $0.01 per share, of TMC ("TMC Common Stock"), with Lehman Brothers and Sands Brothers & Co., Ltd. acting as the representatives of the underwriters (the "TMC IPO").

          C. The Partners/Assignees and TMC have agreed that, simultaneously with the execution and delivery by TMC of a firm commitment underwriting agreement in connection with the TMC IPO (the "Effective Time"), each Partner/Assignee will contribute, sell, assign and transfer to TMC his or its entire partnership or economic interest in LP in exchange for TMC Common Stock, all as hereinafter described.

          NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.   Contribution and Exchange.  As of the Effective Time, and without
               -------------------------
further action by any Partner/Assignee, TMC or any other person, each Partner/Assignee does hereby contribute, sell, assign and transfer to TMC his or its entire partnership or economic interest in LP, as the case may be, and does hereby also release LP from all obligations owing to such Partner/Assignee and from all claims which such Partner/Assignee ever had or now has against LP of any nature (including any debt obligations of LP to any Partner/Assignee), except that LP and TMC shall, subsequent to the Effective Time, remain responsible for any unpaid non-liquidating distributions owed to LLC as the successor in interest to CRX under Section 10.1(a) of the LP Agreement through the last business day immediately preceding the Effective Time. In exchange for such contribution and transfer of partnership and economic interests and release of obligations and claims, TMC shall at the Effective Time issue TMC Common Stock to the Partners/Assignees, as follows:

                                              Number of Shares of
          Name of                             TMC Common Stock
          Partner/Assignee                    To Be Issued
          ----------------                    -------------------
          Sharpoint Development
          Corporation                                     0
          Robert V. Toni                            720,000
          J. Blount Swain                           480,000
          Jeffrey G. Clark                          480,000
          Joe B. Barefoot                           360,000
          Jeffery C. Basham                         210,000
          Jeffrey C. Leung                           60,000
          Anthony V. Seaber                          60,000
          Caratec, L.L.C.                         1,776,250
          Cacoosing Partners, L.P.                2,246,945
          OMI Partners, L.P.                        599,912
          Triangle Partners, L.P.                 2,246,945
          F. W. Schmidt                             179,974
          Rolf D. Schmidt                           179,974

          2.   Representations and Warranties of the Partners/ Assignees.  SDC
               ---------------------------------------------------------
represents and warrants to TMC that it has been a partner in LP since LP's formation in May 1990. LLC represents and warrants to TMC that it has been a partner in LP since May 21, 1996, and that LLC received its interest in LP from CRX through a transfer approved by SDC, such interest in LP being held by CRX since LP's formation in May 1990. Each Employee Limited Partner represents and warrants to TMC that he has been an employee limited partner in LP since December 31, 1995, that his admission as an employee limited partner on that date resulted from a prior commitment by LP to him and that he is or was a key employee of TMC or LP or both. Each Economic Interest Assignee represents and warrants to TMC that he or it received his or its economic interest in LP by assignment from either SDC or a prior assignee of SDC and that, collectively, the Economic Interest Assignees own all of the economic interest of SDC under the LP Agreement. Each Partner/Assignee also represents and warrants to TMC that he or it (a) has the power to execute, deliver and perform this Agreement, (b) has duly executed and delivered this Agreement and, in the case of SDC and LLC, that such execution and delivery as well as their performance hereunder have been duly authorized by all required board of director, shareholder, manager and member action, and (c) does not need the consent or approval of any third party to consummate the transactions described herein.

          3.   Representations, Warranties and Covenants of TMC.  TMC
               ------------------------------------------------
represents and warrants to each Partner/Assignee that (a) it has the power to execute, deliver and perform this Agreement, (b) it has duly executed and delivered this Agreement and that such execution and delivery as well as its performance hereunder have been duly authorized by all required board of director action (no stockholder action being required), (c) it does not need the consent or approval of any third party to consummate the transactions described herein, and (d) at the Effective Time, there will be 9,600,000 shares of TMC Common Stock outstanding, being those shares referred to in Section 1 above, and that there will be no options, warrants or other rights to purchase, or securities convertible into, TMC Common Stock except for the options to purchase 550,000 shares of TMC Common Stock which are listed on Exhibit A hereto. If, at the Effective Time, the outstanding shares of TMC Common Stock and the shares subject to existing options, warrants, or other rights to purchase, including by conversion from another security, exceed 10,150,000 (excluding the TMC Common Stock to be issued in the TMC IPO), LLC shall automatically receive additional TMC Common Stock, for no further consideration, in an amount sufficient for LLC to hold 17.5% of the fully-diluted, pre-TMC IPO capitalization of TMC.

          4.   Disclosures Concerning TMC.  Each Partner/Assignee acknowledges
               --------------------------
that TMC is the successor to the business of LP, and each Partner/Assignee further acknowledges that he or it has been and is generally familiar with the financial condition, business and prospects of LP and TMC, including the anticipated TMC IPO.

          5.   Restrictions on Transfer of TMC Stock.  Each Partner/Assignee
               -------------------------------------
acknowledges that he or it is acquiring the TMC Common Stock to be received by him or it in the contribution and exchange transaction referred to in Section 1 above solely for his or its own account and not with a view to or in connection with the distribution thereof. Each Partner/Assignee understands that such TMC Common Stock is not registered under the Securities Act of 1933, as amended (the "Act") or under any state securities law, that it represents "restricted securities" as defined in the Securities and Exchange Commission's Rule 144 under the Act and that it may not be sold, transferred or otherwise disposed of without compliance with state securities laws and registration under the Act or an exemption therefrom, and that in the absence of an effective registration statement covering such TMC Common Stock or an available exemption from registration under the Act, such TMC Common Stock must be held indefinitely and that each Partner/Assignee must therefore bear the economic risk of his or its investment indefinitely. In particular, each Partner/ Assignee is aware that the TMC Common Stock to be received by him or it hereunder may not be sold pursuant to Rule 144 promulgated under the Act unless all of the conditions of that Rule are met. Among the conditions for use of Rule 144 (unless Rule 144(k) is then available) is the availability of current information to the public about TMC. Notwithstanding anything to the contrary herein contained, TMC has simultaneously herewith executed a Registration Rights Agreement with LLC, and TMC hereby agrees that LLC may include in the TMC IPO that number of shares of TMC Common Stock, the aggregate cash proceeds of which to be paid by the underwriters to LLC will be at least $3,300,000.

          6.   Stock Certificate Legend.  Each certificate representing TMC
               ------------------------
Common Stock to be issued to a Partner/Assignee under this Agreement shall bear the following legend:

          THE STOCK EVIDENCED BY THIS CERTIFICATE HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW. SUCH STOCK MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL TO THE HOLDER, WHICH COUNSEL MUST BE, AND THE FORM AND SUBSTANCE OF WHICH OPINION ARE, SATISFACTORY TO THE ISSUER, SUCH OFFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION, TRANSFER OR OTHER DISPOSITION IS EXEMPT FROM REGISTRATION OR IS OTHERWISE IN COMPLIANCE WITH THE ACT AND SUCH LAWS.

          7.   Termination.  This Agreement shall terminate and become null and
               -----------
void if the Effective Time and the contribution and exchange contemplated by
Section 1 above shall not have occurred by September 30, 1996.

          8.   Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts and any party hereto may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument. This Agreement shall become binding when one or more counterparts taken together shall have been executed and delivered by the parties, including delivery by telefax. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts.

          9.   Governing Law.  This Agreement shall be governed by and
               -------------
interpreted and enforced in accordance with the laws of the State of Delaware without giving effect to any conflict of law principles.

          IN WITNESS WHEREOF, the Partners/Assignees and TMC have executed and delivered this Agreement as of the date first above written.

                                      SHARPOINT DEVELOPMENT CORPORATION



                                      By:________________________________
                                         F. W. Schmidt, President


                                      EMPLOYEE LIMITED PARTNERS



                                      ___________________________________
                                      Robert V. Toni



                                      ___________________________________
                                      J. Blount Swain



                                      ___________________________________
                                      Jeffrey C. Clark



                                      ___________________________________
                                      Joe B. Barefoot



                                      ___________________________________
                                      Jeffery C. Basham



                    [signatures continued on pages 6 and 7]

                                       ___________________________________
                                       Jeffrey C. Leung



                                       ___________________________________
                                       Anthony V. Seaber


                                       CARATEC, L.L.C.



                                       By:________________________________
                                          Richard W. Reichow, Manager


                                       ECONOMIC INTEREST ASSIGNEES

                                       CACOOSING PARTNERS, L.P.



                                       By:________________________________
                                          Rolf D. Schmidt, General Partner


                                       OMI PARTNERS, L.P.



                                       By:________________________________
                                          Rolf D. Schmidt, General Partner



                                       By:________________________________
                                          F. W. Schmidt, General Partner


                                       TRIANGLE PARTNERS, L.P.



                                       By:________________________________
                                          F. W. Schmidt, General Partner



                       [signatures continued on page 7]

                                      ___________________________________
                                      F. W. Schmidt



                                      ___________________________________
                                      Rolf D. Schmidt


                                      TRI-POINT MEDICAL CORPORATION



                                      By:________________________________
                                         Robert V. Toni, President

               Exhibit A to Contribution and Exchange Agreement
               ------------------------------------------------

NAME                           OPTION SHARES
- ----                           -------------

Employees
- ---------
Toni, Bob                      66,600
Swain, Blount                  43,050
Clark, Jeff                    40,100
Barefoot, Joe                  30,458
Leung, Jeff                    19,962
Volers, Tony                   20,255
Tanski, Paul                   16,865
McCleary, Theresa              13,846
Ward, Benny                    16,365
Stephens, Tom                   9,827
Phan, Tuan                     10,981
Hedgpeth, Dan                   9,827
Hickey, Tim                    10,290
Rivera, Andrea                 12,947
Raper, O.W.                     8,754
Stephenson, Anne                6,577
Atchley, Mary Jo                6,423
Lewis, Diane                    6,923
Morales, Carlos                 8,746
Genovese-B, Debra               5,774
Prince, Lori                    3,667
West, Eursela                   4,936
Davis, Kann                     4,553
Sardeson, Scott                 3,499
Ball, David                     5,432
Froass, Cindy                   3,826
Long, John                      3,475
Neill, Greg                     2,975
Cavanaugh, Tom                  2,975
Holland, James                  3,475
Pulliam, Sylvia                 3,385
Berube, Billie                  3,232
                              -------
                              410,000

Directors
- ---------

Larelli, Mike                  25,000
Thurman, Randy                 25,000
Carey, Dennis                  25,000
                               ------
                               75,000

Others
- ------

Kriegsman                      50,000
Seaber, Tony                   10,000
Quinn, Jim                      5,000
                               ------
                               65,000